     Supplement Dated December 1, 2008

To

Prospectus Dated May 1, 2008 (the “Prospectus”)

For the

Farmers Variable Universal Life (the “Contract”)

Issued Through

Farmers Variable Life Separate Account A (the “Separate Account”)

Offered by

Farmers New World Life Insurance Company

This Supplement describes an important change that has been made to the portfolio of the DWS Bond VIP (the “Portfolio”) that is available to you as a funding option under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

The Portfolio’s Board has approved the termination of Aberdeen Asset Management Inc. ("AAMI"), as the Portfolio’s subadvisor and Aberdeen Asset Management Investment Services Limited ("AAMISL") as the Portfolio’s sub-subadvisor. Effective December 1, 2008, Deutsche Investment Management Americas Inc. (the "Advisor") will assume all day–to–dayadvisoryresponsibilitiesforthe Portfolio that were previously delegated to AAMI and AAMISL. The Portfolio’s Board has also approved certain changes to the Portfolio’s investment strategy. Effective December 1, 2008, the following change is made to your Prospectus:

Investment Objectives of the DWS Bond VIP Portfolio

On page 17 of your Prospectus, within the Investment Objectives of the Portfolios table, the reference to the DWS Bond VIP Portfolio is deleted in its entirety and replaced with the following:

DWS Bond VIP	The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. The Investment adviser is Deutsche Investment Management Americas Inc.


Please Retain This Supplement for Future Reference

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If you have any questions, please call the Service Center toll-free at 1-877-376-8008, or write the Service Center at P.O. Box 724208, Atlanta, Georgia 31139.